UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2008

Argo Group International Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15259	98-0214719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

PXRE House 110 Pitts Bay Road Pembroke HM 08 Bermuda	P.O. Box HM 1282 Hamilton HM FX Bermuda
(Address, Including Zip Code, of Principal Executive Offices)	(Mailing Address)

Registrant’s telephone number, including area code: (441) 296-5858

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.	Completion of Acquisition or Disposition of Assets

On July 30, 2008, Argo Group International Holdings, Ltd. (“Argo Group”) filed a Form 8-K reporting that all conditions to its previously announced acquisition of Heritage Underwriting Agency plc (“Heritage”) had been satisfied or waived, and that Argo Group’s offer had become wholly unconditional and the transaction effectively completed. This Form 8-K/A is being filed for the purpose of providing a new audit report to accompany the financial information previously attached to the July 30, 2008 Form 8-K as Exhibit 99.2. The new audit report, along with the financial information previously attached to the July 30, 2008 Form 8-K, is attached as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

The financial information required by this item is filed as Exhibit 99.1 hereto and incorporated by reference herein.

(d) Exhibits

23.1	Consent of Littlejohn, independent registered public accounting firm for Heritage Underwriting Agency plc

99.1	Heritage Underwriting Agency plc Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

	By:	/s/ Jay S. Bullock
Dated: December 5, 2008	Name:	Jay S. Bullock
	Title:	Executive Vice President and Chief Financial Officer